UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 10, 2008
                                                  (November 5, 2008)

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                       000-49735              87-0642947
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

            570 Del Rey Avenue                                   94085
          Sunnyvale, California
(Address of principal executive offices)                      (Zip Code)

                                  408-636-1020
              (Registrant's telephone number, including area code)

                                Not Applicable
   (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On November 5, 2008, IntraOp Medical Corporation (the "Company") announced that it had terminated its manufacturing services agreement, dated September 5, 2002, as amended on January 6, 2005, March 16, 2005 and April 28, 2005 (the "Agreement"), with C.D.S. Engineering, LLC ("CDS"). Pursuant to the terms of the Agreement, CDS was the sole manufacturer for the Company of products and accessories related to Mobetron, the Company's proprietary mobile electron-beam cancer treatment system. The Company has sufficient inventory to fulfill any pending orders while it locates a new manufacturer.

This termination follows certain allegations by the Company and CDS with respect to the other party's performance under the Agreement. The Company alleged that CDS had breached one or more terms of the Agreement including: (i) delivery of incomplete products, (ii) incorrect charges and invoicing by CDS and (iii) undelivered products for which the Company had already submitted payment to CDS. CDS alleged that the Company was delinquent in the payment of certain amounts owed to CDS with respect to services performed under the Agreement.

There are no early termination penalties for terminating the Agreement. Upon termination of the Agreement, the Company and CDS entered into a settlement agreement and mutual release of claims (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement, the Company agreed, among other things, to pay CDS an aggregate of $100,000 for settlement of all outstanding claims pursuant to a monthly payment schedule and agreed to assume all open purchase orders with respect to the manufacturing of Mobetron. Both parties also agreed to a mutual release of all outstanding claims.

Termination of the Agreement is an initial strategic step by the Company in its efforts to reduce manufacturing costs and eliminate the Company's dependence on a single source supplier.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTRAOP MEDICAL CORPORATION

Dated:  November 10, 2008           By:  /s/ John Powers
                                         ---------------------------------------
                                         John Powers
                                         President and Chief Executive Officer